NUVEEN INVESTMENT TRUST

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 14, 2007,

as supplemented March 31, 2008, May 1, 2008 and June 23, 2008

DATED JULY 7, 2008

Effective July 7, 2008, the Nuveen Balanced Municipal and Stock Fund has:

1)	changed its name to the Nuveen Conservative Allocation Fund,

2)	appointed Richards & Tierney, Inc. as sub-adviser to the fund,

3)	changed the investment objective of the fund, and

4)	changed certain of its fundamental investment policies.

The fund is no longer offered pursuant to this prospectus. You may obtain the fund’s revised prospectus reflecting the changes described above by calling Nuveen at (800) 257-8787, by visiting the fund’s website at www.nuveen.com or by contacting your financial advisor.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-BMSF-0708D